                                                                EXHIBIT 10.20(A)

                                AMENDMENT NO. 1

     AMENDMENT NO. 1 (this "Amendment"), dated as of February 26, 1999, under
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the Credit Agreement, dated as of July 11, 1997, by and among EVEREN Capital
Corporation, the Lenders party thereto, LaSalle National Bank, as Documentation Agent, and The Bank of New York, as Administrative Agent (the "Agreement").
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                                   RECITALS
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I.   Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

II. The Borrower has requested that the Agreement be amended upon the terms and conditions contained herein.

Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     THE FACILITY HAS BEEN EXTENDED FROM THE INITIAL MATURITY DATE AND SHALL
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MATURE INSTEAD ON THE EXTENDED MATURITY DATE.
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     SECTION 1.1 OF THE AGREEMENT IS AMENDED BY ADDING THE FOLLOWING DEFINITION
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IN ITS APPROPRIATE ALPHABETICAL ORDER:
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          "BNYCS": BNY Clearing Services LLC.
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     SECTION 1.1 OF THE AGREEMENT IS AMENDED TO DELETE THE DEFINED TERM "EVEREN
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CLEARING CORP.".
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     SECTION 1.1 OF THE AGREEMENT IS AMENDED BY AMENDING AND RESTATING CLAUSE
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(G)(II) OF THE DEFINITION OF "INDEBTEDNESS" IN ITS ENTIRETY TO READ AS FOLLOWS:
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                    (ii) Indebtedness incurred by EVEREN Securities to finance the acquisition or carrying of securities for its own account or for the account of its customers in the ordinary course of business.

     SECTION 1.1 OF THE AGREEMENT IS AMENDED BY AMENDING CLAUSE (A) OF THE
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DEFINITION OF "INTEREST EXPENSE" BY DELETING THE WORDS "AND EVEREN CLEARING
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CORP.".
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     SECTION 1.1 OF THE AGREEMENT IS AMENDED BY AMENDING THE DEFINITION OF
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"LIQUIDITY RATIO" BY DELETING EACH REFERENCE TO "EVEREN CLEARING CORP." AND
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SUBSTITUTING IN ITS PLACE THE WORDS "EVEREN SECURITIES".
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     SECTION 6.10 OF THE AGREEMENT IS AMENDED BY DELETING EACH REFERENCE TO THE
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WORDS "(AT LEAST 99% IN THE CASE OF EVEREN CLEARING CORP.)".
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     SECTION 6.14 OF THE AGREEMENT IS AMENDED AND RESTATED IN ITS ENTIRETY TO
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READ AS FOLLOWS:
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          EVEREN Securities Liquidity Ratio
          ---------------------------------

          At all times cause EVEREN Securities to maintain a Liquidity Ratio greater than 1.00:1.00.

     SECTION 6.15 OF THE AGREEMENT IS AMENDED AND RESTATED IN ITS ENTIRETY TO
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READ AS FOLLOWS:
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          EVEREN Securities Net Capital to Debits Ratio
          ---------------------------------------------

          At all times cause EVEREN Securities to maintain a ratio of net capital to aggregate debit items (as each such term is defined in Rule 15c3-3 of the General Rules and Regulations as promulgated by the SEC (17 CFR 240.15c3-3) as such Rule may be amended from time to time, or any rule or regulation of the SEC which replaces such Rule) equal to or greater than 0.060:1.00.

     SECTION 6.16 OF THE AGREEMENT IS AMENDED AND RESTATED IN ITS ENTIRETY TO
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READ AS FOLLOWS:
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          EVEREN Securities Net Capital Requirement
          -----------------------------------------

          At all times cause EVEREN Securities to be in full compliance with the minimum net capital requirements of Rule 15c3-1.

     SECTION 6.17 OF THE AGREEMENT IS AMENDED AND RESTATED IN ITS ENTIRETY TO
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READ AS FOLLOWS:
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          EVEREN Securities Minimum Net Capital
          -------------------------------------

          At the end of each month cause EVEREN Securities to maintain net capital (as defined in Rule 15c3-1) equal to or greater than $125,000,000.

     SECTION 7.1 OF THE AGREEMENT IS  AMENDED BY (I) DELETING EACH REFERENCE TO
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"EVEREN CLEARING CORP." AND SUBSTITUTING IN ITS PLACE THE WORDS "EVEREN
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SECURITIES" AND (II) REPLACING THE REFERENCE TO "$500,000" CONTAINED IN
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SUBSECTION (F) OF THIS SECTION 7.1 WITH "$1,000,000".
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     SECTION 7.2 OF THE AGREEMENT IS AMENDED BY DELETING THE WORDS "(X) LIENS ON
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PROPERTY OF EVEREN CLEARING CORP. SECURING INDEBTEDNESS PERMITTED BY
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SECTION7.1(E), AND (XI)" AND SUBSTITUTING IN ITS PLACE THE FOLLOWING: "AND (X)".
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     SECTION 7.4 OF THE AGREEMENT IS AMENDED BY AMENDING SUBSECTION (IV) BY
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DELETING THE REFERENCE TO "$100,000,000" AND SUBSTITUTING IN ITS PLACE
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"$300,000,000 (LESS THE AGGREGATE AMOUNT OF INVESTMENTS MADE PURSUANT TO SECTION
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7.5(L))".
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     SECTION 7.5 OF THE AGREEMENT IS AMENDED BY AMENDING CLAUSE (H) BY DELETING
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THE WORDS "AND EVEREN CLEARING CORP." AND BY DELETING THE WORDS "OR EVEREN
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CLEARING CORP.".
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     SECTION 7.5 OF THE AGREEMENT IS AMENDED BY DELETING THE WORD "AND"
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IMMEDIATELY PRECEDING CLAUSE (K) AND SUBSTITUTING IN ITS PLACE A COMMA, AND BY
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ADDING THE FOLLOWING IMMEDIATELY BEFORE THE PERIOD AT THE END OF CLAUSE (K):
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          and (l) Investments of the Borrower in BNYCS, when and to the extent required by the Purchase Agreement dated August 4, 1998 by and among The Bank of New York, EVEREN Clearing Corp., EVEREN Clearing LLC, EVEREN Securities Inc., and EVEREN Capital Corporation, in an aggregate amount not exceeding the lesser of (x) $50,000,000 and (y) $300,000,000 less the sum of the aggregate consideration paid for all Acquisitions pursuant to Section 7.4(iv) and the aggregate Investments made pursuant to this Section 7.5(l).

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

     SECTION 7.7 OF THE AGREEMENT IS AMENDED BY DELETING THE WORD "AND"
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IMMEDIATELY PRECEDING "(C)" AND, IMMEDIATELY BEFORE THE PERIOD AT THE END
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THEREOF, ADDING THE FOLLOWING:
-------------------------------

          (d) the Borrower may repurchase up to 1,000,000 shares of its common stock for an aggregate purchase price not exceeding $25,000,000 provided that, with respect to each such repurchase, (A) no Default or Event of Default shall or would exist, and (B) all of the representations and warranties contained in Section 4 shall be true and correct as if then made

     Section 7.11 of the Agreement is amended by deleting the words "which are
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at least 99% owned, directly or indirectly, by the Borrower".
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     SCHEDULE 4.1 OF THE AGREEMENT IS REPLACED AND AMENDED TO READ IN ITS
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ENTIRETY AS SCHEDULE 4.1 TO THIS AMENDMENT.
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     SCHEDULE 4.5 OF THE AGREEMENT IS REPLACED AND AMENDED TO READ IN ITS
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ENTIRETY AS SCHEDULE 4.5 TO THIS AMENDMENT.
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     EXHIBIT A OF THE AGREEMENT IS AMENDED BY DELETING THE NAME "MARY JOSEPHS"
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AND SUBSTITUTING IN ITS PLACE THE NAME "RICHARD G. MAIER" AND BY DELETING THE
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PHONE NUMBER "(312) 904-8696" AND SUBSTITUTING IN ITS PLACE THE TELEPHONE NUMBER
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"(312) 904-7624".
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     EXHIBIT D OF THE SECRETARY'S CERTIFICATE IS AMENDED BY DELETING THE
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REFERENCE TO "STANLEY R. FALLIS SENIOR EXECUTIVE VICE PRESIDENT" AND
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SUBSTITUTING IN ITS PLACE "THOMAS D. LUX EXECUTIVE VICE PRESIDENT" AND BY
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DELETING THE REFERENCE TO "DANIEL D. WILLIAMS SENIOR EXECUTIVE VICE PRESIDENT,
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TREASURER AND CHIEF FINANCIAL OFFICER" AND SUBSTITUTING IN ITS PLACE "ARTHUR J.
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MCGIVERN SENIOR EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER".
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     ON THE DATE HEREOF, EACH LOAN PARTY HEREBY (A) REAFFIRMS AND ADMITS THE
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VALIDITY AND ENFORCEABILITY OF THE LOAN DOCUMENTS (AS AMENDED BY THIS AMENDMENT)
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AND ALL OF ITS OBLIGATIONS THEREUNDER, (B) AGREES AND ADMITS THAT IT HAS NO
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DEFENSES TO OR OFFSETS AGAINST ANY SUCH OBLIGATIONS, (C) REPRESENTS AND WARRANTS
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THAT, BOTH IMMEDIATELY BEFORE AND AFTER GIVING EFFECT TO THIS AMENDMENT, EACH
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REPRESENTATION AND WARRANTY MADE IN ANY LOAN DOCUMENT IS TRUE AND CORRECT, AND
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(D) REPRESENTS AND WARRANTS THAT, BOTH IMMEDIATELY BEFORE AND AFTER GIVING
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EFFECT TO THIS AMENDMENT, NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS
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CONTINUING.
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     THIS AMENDMENT SHALL BE EFFECTIVE AS OF THE DATE FIRST WRITTEN ABOVE FOR
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THE PERIOD FROM AND AFTER SUCH DATE UPON RECEIPT BY THE AGENT OF THIS AMENDMENT
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DULY EXECUTED BY THE BORROWER, THE REQUIRED LENDERS AND THE AGENT.
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     EXCEPT AS EXPRESSLY AMENDED HEREBY, THE LOAN DOCUMENTS ARE AND SHALL REMAIN
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IN FULL FORCE AND EFFECT, AND NO AMENDMENT IN RESPECT OF ANY TERM OR CONDITION
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OF ANY LOAN DOCUMENT SHALL BE DEEMED TO BE AN AMENDMENT IN RESPECT OF ANY OTHER
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TERM OR CONDITION CONTAINED IN ANY LOAN DOCUMENT.
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     THE BORROWER HEREBY AGREES TO PAY PROMPTLY ALL EXPENSES OF THE AGENT IN
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CONNECTION WITH THIS AMENDMENT, INCLUDING THE FEES AND DISBURSEMENTS OF SPECIAL
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COUNSEL TO THE AGENT.
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     THIS AMENDMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, ALL OF WHICH,
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TAKEN TOGETHER, SHALL CONSTITUTE ONE AGREEMENT.
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     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN
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ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES
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OF CONFLICT OF LAWS.
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

     AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

                          EVEREN CAPITAL CORPORATION


                          By: ________________________________


                           THE BANK OF NEW YORK, in its capacity as a Lender and the Administrative Agent


                          By: ________________________________


                           LASALLE NATIONAL BANK, in its capacity as a Lender and the Documentation Agent


                          By: ________________________________

                                       4